UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	07/31

Date of reporting period:	07/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  JULY 31, 2008

Annual Report to Shareholders

DWS Core Plus Allocation Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Shareholder Meeting Results

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Diversification does not eliminate risk. Some funds have more risks than others. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. The fund is subject to stock market risk, meaning stocks in the underlying funds may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The underlying funds may invest in foreign securities and securities of emerging markets which present certain risks, such as currency fluctuation, political and economic changes, and market risks. The underlying funds may also invest in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on an underlying fund's derivative position. Additionally, the underlying funds may experience relatively large investments or redemptions by the fund or other DWS fund-of-funds which could affect the underlying funds. Please read the fund's prospectus for specific details regarding its risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary July 31, 2008

Classes A, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund direct operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 are 1.58%, 2.30% and 1.50% for Class A, Class C and Institutional Class shares, respectively. The total annual fund direct and estimated indirect Underlying DWS Fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 are 2.40%, 3.12% and 2.32% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note B, Related Parties) sections of this report for gross and net expense related disclosure for the period ended July 31, 2008.

Returns during all periods shown reflect a fee waiver and/or expense reimbursement for DWS Core Plus Allocation Fund as well as for some Underlying DWS Funds. Without these waiver/reimbursements, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/08
DWS Core Plus Allocation Fund	1-Year	Life of Fund*
Class A	-9.22%	1.30%
Class C	-9.90%	.53%
Institutional Class	-8.83%	1.63%
Russell 2000® Index+	-6.71%	.82%
Lehman Brothers US Aggregate Index+	6.15%	5.29%
Russell 1000® Value Index+	-15.15%	-2.80%
Russell 1000® Growth Index+	-6.29%	4.38%
MSCI World Index+	-10.88%	2.23%
Blended Index+	-5.79%	2.37%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on August 16, 2006. Index returns began on August 31, 2006.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

[] DWS Core Plus Allocation Fund — Class A

[] Russell 2000 Index+

[] Lehman Brothers US Aggregate Index+

[] Russell 1000 Value Index+

[] Russell 1000 Growth Index+

[] MSCI World Index+

[] Blended Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/08
DWS Core Plus Allocation Fund		1-Year	Life of Class*
Class A	Growth of $10,000	$8,556	$9,667
	Average annual total return	-14.44%	-1.71%
Class C	Growth of $10,000	$9,010	$10,105
	Average annual total return	-9.90%	.53%
Russell 2000 Index+	Growth of $10,000	$9,329	$10,159
	Average annual total return	-6.71%	.82%
Lehman Brothers US Aggregate Index+	Growth of $10,000	$10,615	$11,038
	Average annual total return	6.15%	5.29%
Russell 1000 Value Index+	Growth of $10,000	$8,485	$9,470
	Average annual total return	-15.15%	-2.80%
Russell 1000 Growth Index+	Growth of $10,000	$9,371	$10,857
	Average annual total return	-6.29%	4.38%
MSCI World Index+	Growth of $10,000	$8,912	$10,432
	Average annual total return	-10.88%	2.23%
Blended Index+	Growth of $10,000	$9,421	$10,460
	Average annual total return	-5.79%	2.37%

The growth of $10,000 is cumulative.

* The Fund commenced operations on August 16, 2006. Index returns began on August 31, 2006.
Growth of an Assumed $1,000,000 Investment

[] DWS Core Plus Allocation Fund — Institutional Class

[] Russell 2000 Index+

[] Lehman Brothers US Aggregate Index+

[] Russell 1000 Value Index+

[] Russell 1000 Growth Index+

[] MSCI World Index+

[] Blended Index+

Comparative Results as of 7/31/08
DWS Core Plus Allocation Fund		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$911,700	$1,032,100
	Average annual total return	-8.83%	1.63%
Russell 2000 Index+	Growth of $1,000,000	$932,900	$1,015,900
	Average annual total return	-6.71%	.82%
Lehman Brothers US Aggregate Index+	Growth of $1,000,000	$1,061,500	$1,103,800
	Average annual total return	6.15%	5.29%
Russell 1000 Value Index+	Growth of $1,000,000	$848,500	$947,000
	Average annual total return	-15.15%	-2.80%
Russell 1000 Growth Index+	Growth of $1,000,000	$937,100	$1,085,700
	Average annual total return	-6.29%	4.38%
MSCI World Index+	Growth of $1,000,000	$891,200	$1,043,200
	Average annual total return	-10.88%	2.23%
Blended Index+	Growth of $1,000,000	$942,100	$1,046,000
	Average annual total return	-5.79%	2.37%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on August 16, 2006. Index returns began on August 31, 2006.
+ The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. The Blended Index consists of the returns for The Lehman Brothers US Aggregate Index (25%), Russell 1000 Value Index (18.75%), Russell 1000 Growth Index (18.75%), Russell 2000 Index (18.75%), and the MSCI World Index (18.75%). Equity index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
	Class A	Class C	Institutional Class
Net Asset Value: 7/31/08	$ 9.56	$ 9.52	$ 9.58
7/31/07	$ 11.07	$ 11.02	$ 11.08
Distribution Information: Twelve Months as of 7/31/08: Income Dividends	$ .44	$ .35	$ .47
Capital Gain Distributions	$ .11	$ .11	$ .11
Class A Lipper Rankings — Mixed Asset Target Allocation Growth Funds Category as of 7/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	487	of	656	75

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund direct operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 is 1.39% for Class S shares. The total annual fund direct and estimated indirect Underlying DWS Fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 is 2.21% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note B, Related Parties) sections of this report for gross and net expense related disclosure for the period ended July 31, 2008.

Returns during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement for DWS Core Plus Allocation Fund as well as for some Underlying DWS Funds. Without these waiver/reimbursements, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 7/31/08
DWS Core Plus Allocation Fund	1-Year	Life of Fund*
Class S	-8.88%	1.59%
Russell 2000 Index+	-6.71%	.82%
Lehman Brothers US Aggregate Index+	6.15%	5.29%
Russell 1000 Value Index+	-15.15%	-2.80%
Russell 1000 Growth Index+	-6.29%	4.38%
MSCI World Index+	-10.88%	2.23%
Blended Index+	-5.79%	2.37%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on August 16, 2006. Index returns began on August 31, 2006.
Growth of an Assumed $10,000 Investment

[] DWS Core Plus Allocation Fund — Class S

[] Russell 2000 Index+

[] Lehman Brothers US Aggregate Index+

[] Russell 1000 Value Index+

[] Russell 1000 Growth Index+

[] MSCI World Index+

[] Blended Index+

Comparative Results as of 7/31/08
DWS Core Plus Allocation Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$9,112	$10,314
	Average annual total return	-8.88%	1.59%
Russell 2000 Index+	Growth of $10,000	$9,329	$10,159
	Average annual total return	-6.71%	.82%
Lehman Brothers US Aggregate Index+	Growth of $10,000	$10,615	$11,038
	Average annual total return	6.15%	5.29%
Russell 1000 Value Index+	Growth of $10,000	$8,485	$9,470
	Average annual total return	-15.15%	-2.80%
Russell 1000 Growth Index+	Growth of $10,000	$9,371	$10,857
	Average annual total return	-6.29%	4.38%
MSCI World Index+	Growth of $10,000	$8,912	$10,432
	Average annual total return	-10.88%	2.23%
Blended Index+	Growth of $10,000	$9,421	$10,460
	Average annual total return	-5.79%	2.37%

The growth of $10,000 is cumulative.

* The Fund commenced operations on August 16, 2006. Index returns began on August 31, 2006.
+ The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. The Blended Index consists of the returns for The Lehman Brothers US Aggregate Index (25%), Russell 1000 Value Index (18.75%), Russell 1000 Growth Index (18.75%), Russell 2000 Index (18.75%), and the MSCI World Index (18.75%). Equity index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 7/31/08	$ 9.58
7/31/07	$ 11.08
Distribution Information: Twelve Months as of 7/31/08: Income Dividends	$ .47
Capital Gain Distributions	$ .11
Class S Lipper Rankings — Mixed Asset Target Allocation Growth Funds Category as of 7/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	475	of	656	73

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying DWS Funds in which the Fund invests. The Fund's estimated indirect expense from investing in the Underlying DWS Funds is based on the expense ratios from the Underlying DWS Fund's most recent shareholder report. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. In addition, certain of the Underlying DWS Funds limited expenses; had they not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2008 to July 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Direct Fund Expenses and Value of a $1,000 Investment for the six months ended July 31, 2008
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 2/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/08	$ 940.00	$ 936.10	$ 942.00	$ 942.00
Expenses Paid per $1,000*	$ 3.47	$ 7.08	$ 2.27	$ 2.03
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 2/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/08	$ 1,021.28	$ 1,017.55	$ 1,022.53	$ 1,022.77
Expenses Paid per $1,000*	$ 3.62	$ 7.37	$ 2.36	$ 2.11
Direct Fund Expenses and Acquired Funds (Underlying DWS Funds) Fees and Expenses and Value of a $1,000 Investment for the six months ended July 31, 2008
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 2/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/08	$ 940.00	$ 936.10	$ 942.00	$ 942.00
Expenses Paid per $1,000**	$ 7.28	$ 10.88	$ 6.08	$ 5.84
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 2/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/08	$ 1,017.35	$ 1,013.63	$ 1,018.60	$ 1,018.85
Expenses Paid per $1,000**	$ 7.57	$ 11.31	$ 6.32	$ 6.07
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
** Expenses are equal to the Fund's annualized expense ratio for each class plus the Acquired Funds (Underlying DWS Funds) Fees and Expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Direct Fund Expense Ratios	.72%	1.47%	.47%	.42%
Acquired Funds (Underlying DWS Funds) Fees and Expenses	.79%	.79%	.79%	.79%
Net Annual Fund and Underlying DWS Funds and Expenses	1.51%	2.26%	1.26%	1.21%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Core Plus Allocation Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Core Plus Allocation Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

• Global Head of Quantitative Strategies Portfolio Management: New York.

• Joined the fund in 2006.

• BS, The Wharton School, University of Pennsylvania.

Inna Okounkova

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Lead portfolio manager for Asset Allocation strategies: New York.

• Joined the company in 1999 as quantitative analyst, becoming associate portfolio manager in 2001.

• Joined the fund in 2006.

• MS, Moscow State University;
MBA, University of Chicago Graduate School of Business.

In the following interview, the portfolio management team discusses market conditions and DWS Core Plus Allocation Fund's investment strategy during the 12-month period ended July 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the global financial markets perform during the past year?

A: US equities performed poorly during the annual period. The downturn in stock prices began in August 2007, when the weakness in housing prices began to spread to the credit markets. Stocks initially recovered from this shock, but by midway through the fourth quarter it became evident that the mortgage and credit crises were not contained to the financial sector and were in fact beginning to hurt the broader economy. The prospect of slower growth, together with the soaring prices of oil and gasoline, led to downward revisions to corporate earnings estimates and an extreme weakening of investor sentiment. The result was a continued slump in equity prices that brought the market to a new low shortly before the end of the reporting period.

Financial stocks bore the brunt of the market's sell-off due to the continued worsening of the housing and credit crises. This was a distinct negative for the large-cap asset class, which has a heavy representation of financial stocks. The Russell 1000® Index, a measure of large-cap performance, declined 10.62% during the annual period. In contrast, small-cap stocks — which hold a much lower weighting in financials — produced a narrower loss of -6.71% (as gauged by the Russell 2000® Index).1 A higher representation of financials also weighed on the performance of value stocks, causing the Russell 1000® Value Index — which fell 15.15% — to significantly lag the -6.29% return of the Russell 1000® Growth Index.2

1 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index.
Index returns assume revinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
2 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index consisting of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.

International equities were affected by the same factors as the US market, leading to a return of -12.19% for the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index.3 Specifically, signs that the slowdown in US growth was spreading to the broader world economy pressured the foreign markets and caused the asset class — which had outperformed for several years — to register slight underperformance relative to US equities.

3 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The Index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Index returns assume revinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

The US bond market was highly volatile during the past 12 months, but it finished in positive territory with a gain of 6.15% (as measured by the Lehman Brothers US Aggregate Index).4 A backdrop of slower growth, crises in the housing and credit markets, and broader concerns about the financial system prompted the US Federal Reserve Board (the Fed) to reduce interest rates from 5.25% at the end of July 2007 to 2.00% a year later. This aggressive Fed action, in conjunction with the high demand for safer investments, led to a strong rally in Treasuries. At the same time, however, the ongoing credit crisis and the persistently negative headlines regarding the economy weighed on the performance of corporate bonds and other segments of the bond market.

4 The Lehman Brothers US Aggregate Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index

Q: How did the fund perform?

A: The Class A shares of the fund returned -9.22% during the annual period, underperforming the -5.79% return of the benchmark. The benchmark, which is a blend of the asset classes in which the portfolio is invested, consists of an 18.75% allocation to each of the four equity benchmarks — the Russell 1000 Growth Index, Russell 1000 Value Index, MSCI World Index and Russell 2000 Index — along with a 25% allocation to the Lehman Brothers US Aggregate Index. (Returns are unadjusted for sales charges. If sales had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 though 10 for the performance of other share classes and more complete performance information.)5

5 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. The index is calculated using closing market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund's underlying positions affect performance?

A: The fund's position in DWS Core Fixed Income Fund produced an absolute return that was slightly negative. Still, given the weakness in the global equity markets, the fund's weighting in DWS Core Fixed Income Fund helped boost returns and dampened the overall volatility of the portfolio. We believe this helps illustrate the potential long-term benefit of diversifying among both stocks and bonds.

How is the fund managed?

"This is a fund-of-funds, designed to provide investors with a one-stop vehicle to achieve exposure to all of the major asset classes. We invest in five DWS Funds, each of which strives to invest in the "best ideas" within their respective asset classes. We believe DWS Core Plus Allocation Fund provides investors with access to Deutsche Bank's collective research, portfolio management and technological capabilities from around the world. The funds are selected to provide a minimal amount of overlap among the underlying holdings in individual securities, thereby providing a high level of diversification. The portfolio's weightings are periodically rebalanced to ensure that the ideal weightings are maintained."

Portfolio Manager Robert Wang

Of the four underlying equity funds in DWS Core Plus Allocation Fund, two provided strong relative performance. DWS Capital Growth Fund, which invests in large-cap equities, finished the year virtually even despite the exceptionally poor performance of US large caps. The fund was well positioned with an overweight exposure in energy and an underweight in the troubled financial sector.6 DWS Dreman Small Cap Value Fund also generated strong relative performance. Although the fund produced a negative absolute return, it outperformed on the strength of favorable stock selection and an underweight in financials.

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

The other two equity funds in the portfolio — DWS Dreman High Return Equity Fund and DWS Global Thematic Fund — both finished in the red and underperformed their respective benchmarks by a wide margin. In the case of DWS Dreman High Return Equity Fund, the primary issue was that the fund's deep-value style was out of favor with the market. In addition, its positions in financial stocks have been performing poorly. DWS Global Thematic Fund, meanwhile, hit a stretch of underperformance in the latter half of the period. However, the fund's management team retains a positive long-term outlook regarding the various investment themes it has identified within the global economy. While we are disappointed with the underperformance of these two funds, we continue to believe both are a good fit for DWS Core Plus Allocation Fund based on their strong long-term performance records.

Q: Do you have any closing thoughts for shareholders?

A: Overall, we remain confident in the value this fund can potentially deliver to shareholders. By providing one-stop exposure to five asset classes, the fund is designed to deliver a higher degree of diversification than many investors can achieve on their own. Keeping in mind that diversification does not eliminate risk or ensure higher returns, we believe that diversification becomes even more important when the markets are pressured by the type of extreme uncertainty we have witnessed during the past 12 months.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	7/31/08	7/31/07

Equity Funds	75%	72%
Fixed Income — Bond Fund	25%	25%
Fixed Income — Money Market Fund	—	3%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-investments.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2008

	Shares	Value ($)

Equity Funds 73.5%
DWS Capital Growth Fund "Institutional"	84,733	4,477,298
DWS Dreman High Return Equity Fund "Institutional"	124,233	4,469,905
DWS Dreman Small Cap Value Fund "Institutional"	135,851	4,487,145
DWS Global Thematic Fund "S"	184,280	4,483,541
Total Equity Funds (Cost $21,785,218)		17,917,889

Fixed Income — Bond Fund 24.8%
DWS Core Fixed Income Fund "Institutional" (Cost $6,409,736)	603,281	6,044,875

Fixed Income — Money Market Fund 0.4%
Cash Management QP Trust (Cost $86,877)	86,877	86,877
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $28,281,831)+	98.7	24,049,641
Other Assets and Liabilities, Net	1.3	311,542
Net Assets	100.0	24,361,183
+ The cost for federal income tax purposes was $28,359,700. At July 31, 2008, net unrealized depreciation for all funds based on tax cost was $4,310,059. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $427 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,310,486.
For the year ended July 31, 2008, purchases and sales of mutual funds (excluding Cash Management QP Trust) aggregated $10,459,060 and $3,217,400, respectively.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2008
Assets
Investments in Underlying Affiliated Funds, at value (cost $28,281,831)	$ 24,049,641
Receivable for investments sold	250,000
Receivable for Fund shares sold	209,070
Interest receivable	545
Dividends receivable	2,974
Due from Advisor	11,009
Other assets	36,693
Total assets	24,559,932
Liabilities
Payable for investments purchased	95,000
Payable for Fund shares redeemed	12,779
Other accrued expenses and payables	90,970
Total liabilities	198,749
Net assets, at value	$ 24,361,183
Net Assets Consist of
Undistributed net investment income	180,350
Net unrealized appreciation (depreciation) on investments	(4,232,190)
Accumulated net realized gain (loss)	872,667
Paid-in capital	27,540,356
Net assets, at value	$ 24,361,183

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($15,625,313 ÷ 1,634,192 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.56
Maximum offering price per share (100 ÷ 94.25 of $9.56)	$ 10.14

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,259,276 ÷ 762,282 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.52
Class S Net Asset Value, offering and redemption price per share ($1,384,734 ÷ 144,577 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.58
Institutional Class Net Asset Value, offering and redemption price per share ($91,860 ÷ 9,593 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.58

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2008
Investment Income
Income distributions from Underlying Affiliated Funds	$ 548,861
Interest — Cash Management QP Trust	13,272
Total Income	562,133
Expenses: Management fee	49,456
Administration fee	24,728
Distribution and service fees	111,446
Services to shareholders	39,300
Custodian fee	6,819
Legal	28,574
Audit and tax fees	44,795
Trustees' fees and expenses	9,987
Reports to shareholders and shareholder meeting	42,584
Registration fees	44,641
Other	4,488
Total expenses before expense reductions	406,818
Expense reductions	(174,605)
Total expenses after expense reductions	232,213
Net investment income	329,920
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from sale of Underlying Affiliated Funds	(70,954)
Capital gain distributions from Underlying Affiliated Funds	1,701,707
1,630,753
Change in unrealized appreciation (depreciation) on investments	(4,476,235)
Net gain (loss)	(2,845,482)
Net increase (decrease) in net assets resulting from operations	$ (2,515,562)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended July 31, 2008	Period Ended July 31, 2007*
Operations: Net investment income	$ 329,920	$ 83,274
Net realized gain (loss)	1,630,753	234,497
Change in net unrealized appreciation (depreciation)	(4,476,235)	244,045
Net increase (decrease) in net assets resulting from operations	(2,515,562)	561,816
Distributions to shareholders from: Net investment income: Class A	(636,910)	(72,086)
Class C	(263,123)	(28,085)
Class S	(63,389)	(3,867)
Institutional Class	(4,109)	(1,450)
Net realized gains: Class A	(156,641)	(1,061)
Class C	(80,655)	(483)
Class S	(14,614)	(54)
Institutional Class	(936)	(20)
Total distributions	(1,220,377)	(107,106)
Fund share transactions: Proceeds from shares sold	12,913,078	22,999,903
Reinvestment of distributions	1,135,251	93,740
Cost of shares redeemed	(7,742,182)	(1,760,132)
Redemption fees	1,399	1,355
Net increase (decrease) in net assets from Fund share transactions	6,307,546	21,334,866
Increase (decrease) in net assets	2,571,607	21,789,576
Net assets at beginning of period	21,789,576	—
Net assets at end of period (including undistributed net investment income of $180,350 and $140,097, respectively)	$ 24,361,183	$ 21,789,576
* For the period from August 16, 2006 (commencement of operations) to July 31, 2007.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended July 31,	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.07	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.16	.11
Net realized and unrealized gain (loss)	(1.12)	1.18
Total from investment operations	(.96)	1.29
Less distributions from: Net investment income	(.44)	(.22)
Net realized gains	(.11)	(.00)***
Total distributions	(.55)	(.22)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 9.56	$ 11.07
Total Return (%)[c,d,e]	(9.22)	12.99**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	13
Ratio of expenses before expense reductions (%)[f]	1.44	2.62*
Ratio of expenses after expense reductions (%)[f]	.72	.69*
Ratio of net investment income (loss) (%)	1.55	1.06*
Portfolio turnover rate (%)	13	3**
[a] For the period from August 16, 2006 (commencement of operations) to July 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return would have been lower if the Advisor had not reduced certain of the Underlying DWS Funds' expenses.
[f] The Fund invests in other DWS Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended July 31,	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.02	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.08	.03
Net realized and unrealized gain (loss)	(1.12)	1.18
Total from investment operations	(1.04)	1.21
Less distributions from: Net investment income	(.35)	(.19)
Net realized gains	(.11)	(.00)***
Total distributions	(.46)	(.19)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 9.52	$ 11.02
Total Return (%)[c,d,e]	(9.90)	12.15**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	7
Ratio of expenses before expense reductions (%)[f]	2.15	3.34*
Ratio of expenses after expense reductions (%)[f]	1.47	1.44*
Ratio of net investment income (loss) (%)	.80	.31*
Portfolio turnover rate (%)	13	3**
[a] For the period from August 16, 2006 (commencement of operations) to July 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return would have been lower if the Advisor had not reduced certain of the Underlying DWS Funds' expenses.
[f] The Fund invests in other DWS Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended July 31,	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.08	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.19	.13
Net realized and unrealized gain (loss)	(1.11)	1.18
Total from investment operations	(.92)	1.31
Less distributions from: Net investment income	(.47)	(.23)
Net realized gains	(.11)	(.00)***
Total distributions	(.58)	(.23)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 9.58	$ 11.08
Total Return (%)[c,d]	(8.88)	13.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2
Ratio of expenses before expense reductions (%)[e]	1.17	2.43*
Ratio of expenses after expense reductions (%)[e]	.47	.44*
Ratio of net investment income (loss) (%)	1.80	1.31*
Portfolio turnover rate (%)	13	3**
[a] For the period from August 16, 2006 (commencement of operations) to July 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return would have been lower if the Advisor had not reduced certain of the Underlying DWS Funds' expenses.
[e] The Fund invests in other DWS Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended July 31,	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.08	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.19	.14
Net realized and unrealized gain (loss)	(1.11)	1.17
Total from investment operations	(.92)	1.31
Less distributions from: Net investment income	(.47)	(.23)
Net realized gains	(.11)	(.00)***
Total distributions	(.58)	(.23)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 9.58	$ 11.08
Total Return (%)[c,d]	(8.83)	13.22**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.09	.10
Ratio of expenses before expense reductions (%)[e]	1.38	2.54*
Ratio of expenses after expense reductions (%)[e]	.42	.39*
Ratio of net investment income (loss) (%)	1.85	1.36*
Portfolio turnover rate (%)	13	3**
[a] For the period from August 16, 2006 (commencement of operations) to July 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return would have been lower if the Advisor had not reduced certain of the Underlying DWS Funds' expenses.
[e] The Fund invests in other DWS Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Core Plus Allocation Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests in existing DWS funds (the "Underlying DWS Funds"). Each Underlying DWS Fund's accounting policies and investment holdings are outlined in the Underlying DWS Funds' financial statements and are available upon request.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are not generally available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments in the Underlying DWS Funds are valued at the net asset value per share of each class of the Underlying DWS Fund as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of July 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of July 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior fiscal year remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to short term gains on underlying funds and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 200,799
Undistributed long-term capital gains	$ 931,693
Unrealized appreciation (depreciation) on investments	$ (4,310,059)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended July 31, 2008	Period Ended July 31, 2007**
Distributions from ordinary income*	$ 1,036,681	$ 107,106
Distributions from long-term capital gains	$ 183,696	$ —
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.
** For the period from August 16, 2006 to July 31, 2007.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and has been amortized over one year.

Redemption Fees. Prior to April 1, 2008, the Fund imposed a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from the underlying DWS Funds are recorded on ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying DWS Funds to be purchased, sold or entered into by the Fund.

The management fee payable under the Investment Management Agreement was equivalent to the annual rates shown below of the Fund's average daily net assets, computed and accrued daily and payable monthly:

First $500 million of the Fund's average daily net assets	.200%
Next $500 million of such net assets	.190%
Next $1.0 billion of such net assets	.180%
Next $1.0 billion of such net assets	.170%
Next $1.5 billion of such net assets	.165%
Next $1.5 billion of such net assets	.160%
Next $1.5 billion of such net assets	.155%
Next $1.5 billion of such net assets	.150%
Next $1.5 billion of such net assets	.145%
Over $10.5 billion of such net assets	.140%

The Advisor has agreed to waive its 0.20% management fee until the Fund reaches $50 million in assets. In addition, for the period from August 1, 2007 through November 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and indirect expenses of Underlying DWS Funds) to the extent necessary to maintain the direct operating expenses of each class as follows:

Class A	.69%
Class C	1.44%
Class S	.44%
Institutional Class	.39%

The Fund will continue to bear its proportionate share of fees and expenses incurred by the Underlying DWS Funds in which it is invested.

Accordingly, for the year ended July 31, 2008, the Advisor waived $49,456 of management fees, which resulted in an annual effective rate of 0.00% of the Fund's average daily net assets.

In addition, for the year ended July 31, 2008, the Advisor reimbursed the Fund $83,452 of other expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended July 31, 2008, the Advisor accrued an Administration Fee of $24,728, all of which was waived.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensate DST out of the shareholder serving fee it receives from the Fund. For the year ended July 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at July 31, 2008
Class A	$ 18,304	$ 11,195	$ —
Class C	9,764	3,005	1,505
Class S	1,819	969	310
Institutional Class	305	305	—
	$ 30,192	$ 15,474	$ 1,815

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended July 31, 2008, the Distribution Fee charged to Class C shares was $58,556, of which $4,608 is unpaid.

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2008	Annual Effective Rate
Class A	$ 36,239	$ 5,517.24%
Class C	16,651	4,499.21%
	$ 52,890	$ 10,016

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the year ended July 31, 2008, aggregated $25,995.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended July 31, 2008, DIDI received $1,866 for Class C shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended July 31, 2008, the amount charged to the Fund by DIMA included in the Statements of Operations under "reports to shareholders and shareholder meeting" aggregated $33,838, of which $9,912 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended July 31, 2008, the Fund paid its allocated portion of the retirement benefit of $1,267 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

C. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During year ended July 31, 2008, the Fund's custodian fee was reduced by $228 for transfer agent credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2008		Period Ended July 31, 2007*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	824,987	$ 8,817,146	1,213,056	$ 13,151,266
Class C	309,881	3,302,107	662,137	7,175,032
Class S	74,332	781,325	235,186	2,581,214
Institutional Class	1,246	12,500	8,669	92,391
		$ 12,913,078		$ 22,999,903
Shares issued to shareholders in reinvestment of distributions
Class A	69,208	$ 737,069	5,950	$ 63,599
Class C	29,833	318,024	2,413	25,798
Class S	7,291	77,720	367	3,922
Institutional Class	229	2,438	39	421
		$ 1,135,251		$ 93,740
Shares redeemed
Class A	(394,462)	$ (4,093,200)	(84,547)	$ (951,712)
Class C	(200,024)	(2,083,958)	(41,958)	(469,325)
Class S	(142,553)	(1,558,963)	(30,046)	(339,095)
Institutional Class	(590)	(6,061)	—	—
		$ (7,742,182)		$ (1,760,132)
Redemption fees		$ 1,399		$ 1,355
Net increase (decrease)
Class A	499,733	$ 5,461,456	1,134,459	$ 12,264,407
Class C	139,690	1,536,178	622,592	6,731,566
Class S	(60,930)	(698,965)	205,507	2,246,081
Institutional Class	885	8,877	8,708	92,812
		$ 6,307,546		$ 21,334,866
* For the period from August 16, 2006 (commencement of operations) to July 31, 2007.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Equity Trust and Shareholders of DWS Core Plus Allocation Fund:

We have audited the accompanying statement of assets and liabilities of DWS Core Plus Allocation Fund (the "Fund"), a series of DWS Equity Trust (the "Trust"), including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Core Plus Allocation Fund at July 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts September 15, 2008

Tax Information (Unaudited)

The Fund paid distributions of $.078 per share from long-term capital gains during its year ended July 31, 2008, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,059,000 as capital gain dividends for its year ended July 31, 2008, of which 100% represents 15% rate gains.

For federal Income tax purposes, the Fund designates $604,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Shareholder Meeting Results

The Special Meeting of Shareholders of DWS Core Plus Allocation Fund (the "Fund") was held on March 31, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matters were voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. Election of the Board of Trustees.

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	1,383,222.2083	87,921.6407
Henry P. Becton, Jr.	1,382,231.7741	88,912.0749
Dawn-Marie Driscoll	1,383,168.7741	87,975.0749
Keith R. Fox	1,382,285.2083	88,858.6407
Paul K. Freeman	1,383,222.2083	87,921.6407
Kenneth C. Froewiss	1,383,222.2083	87,921.6407
Richard J. Herring	1,383,222.2083	87,921.6407
William McClayton	1,382,231.7741	88,912.0749
Rebecca W. Rimel	1,382,231.7741	88,912.0749
William N. Searcy, Jr.	1,382,285.2083	88,858.6407
Jean Gleason Stromberg	1,383,222.2083	87,921.6407
Robert H. Wadsworth	1,382,285.2083	88,858.6407
Axel Schwarzer	1,382,285.2083	88,858.6407

The meeting was reconvened on June 13, 2008, at which time the following matter was voted upon by the shareholders:

2-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
1,124,177.9224	22,628.2260	118,652.7915

The meeting was reconvened again on August 15, 2008, at which time the following matter was voted upon by the shareholders:

4-B. Approval of Amended and Restated Declaration of Trust.1

Number of Votes:
For	Against	Abstain
11,587,591.9070	216,856.7774	468,000.8653
1 Because Proposal 4-B was approved by the affirmative vote of at least a majority of the shares entitled to vote, but less than two-thirds of the shares entitled to vote, the Amended and Restated Declaration of Trust was approved except for the provisions that may be deemed to have the effect of diminishing or eliminating voting rights of shareholders, in which case the relevant provisions of the current declaration of trust remain in effect.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of July 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the funds.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	CORAX	CORPX	CORSX	CORIX
CUSIP Number	233376 409	233376 508	233376 607	233376 706
Fund Number	478	778	2178	579

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, July 31, 2008, DWS Core Plus Allocation Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the Funds’ audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CORE PLUS ALLOCATION FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended July 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$39,976	$0	$5,451	$0
2007	$31,794	$0	$4,336	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended July 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$402,000	$0
2007	$262,000	$466,614	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended July 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$5,451	$402,000	$1,674,733	$2,082,184
2007	$4,336	$466,614	$1,319,326	$1,790,276

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2007 and 2008 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Plus Allocation Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	September 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Core Plus Allocation Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	September 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        September 29, 2008